Innova Conception

# SUMMARY REPORT
# COMPANY EVALUATION
# (made in US$)

## Company: YATINOO INTERNATIONAL SA

**Done by: INNOVA CONCEPTION SL**

**INNOVA CONCEPTION SL**
Avenida Condes San Isidro, Nº 12 - 29.640 Fuengirola (Málaga) - España.
Registro Mercantil: Tomo 4245, Libro 3155, Folio 52, Hoja MA-89651, Inscrip. 1. – N.I.F.: B - 92817253
Sitio web: www.innova-conception.com – Tlf.: (+34) 663-703-339 – Fax.: (+34) 663-570-543

# SUMMARY

# 0. INTRODUCTION

## 0.1. Study purpose:

The present study aims at assessing the business value of YATINOO INTERNATIONAL SA in view of objective elements defined from current financial data, established according to IFRS standards.

## 0.2. Preliminary remarks:

Our evaluation relies on YATINOO INTERNATIONAL SA's financial statements and the unrevised forecasted financial information made available by YATINOO INTERNATIONAL SA management. We can primarily state that the group's operational orientation will not undergo major changes and that YATINOO INTERNATIONAL SA's environment should not basically be altered in the near future.

The present preliminary evaluation report has been drafted for YATINOO INTERNATIONAL SA, Spain upon the request of its managers for an internal use.

Such preliminary evaluation is for internal purposes as mentioned above. It may not be presented to third parties, whether totally or partially, without the office's written approval. The office can in no way be held responsible for persons other than YATINOO INTERNATIONAL's managers nor for any use other than that mentioned above.

The evaluation report has been established in good faith in accordance with the available data and managers' statements. The office cannot check such information or scrutiny the plausibility of its contents.

We could not have estimation reports to assess the fixed assets held by YATINOO INTERNATIONAL and its divisions.

The date set for the evaluation is October 29th, 2008.

## 0.3. Evaluation methodology:

The company's evaluation will be carried out in two stages. The first one enables, after performing a business diagnosis, to analyze its previous performances, its current status and to set up an outlook of the future potential (reprocessing of financial data and scrutiny of forecasted data). The second stage consists of calculating the company's valuation from a panel of evaluation methods, then selecting the method(s) to adopt in order to obtain the value range.

# I. PRESENTATION OF THE COMPANY:

## I.1. Yatinoo International Overview:

**YATINOO INTERNATIONAL SA,** Spanish Company established in MALAGA – Spain, will act as the Worldwide Operational Headquarters, where it will monitor all its international operations.

Following are the **YATINOO INTERNATIONAL SA** Divisions and Operations.

YATINOO INTERNATIONAL SA's divisions:

Group Management:

- YATINOO INTERNATIONAL SA, FUENGIROLA - MALAGA – Spain

Miidle East & Africa:

- YATINOO MAROC, Casablanca - Morocco
- YATINOO SENEGAL, Dakar - Senegal

### I.1.1. Products and services

**YATINOO INTERNATIONAL SA** operates through its technical and marketing division in Morocco, in developing Internet solutions and suggesting a wide range of innovative web products and services. The whole commercial offer is proposed mainly to the Arabic and African virtual communities through a general and modern web portal and some specialist sub-sites.

Yatinoo's competence areas are wide, varied but complementary. They are mainly focused on:

- YATINOO.COM: A Community portal
- WINOO1.COM: An intelligent and powerful search engine
- Women Sub-portal
- A platform for streaming of music MP3 (integrated in the Portal)
- A platform for streaming of videos (integrated in the portal)
- A young talents discovery portal (Presently Under Development)
- A web radio "Yatinoo Tunes" (integrated in the main portal)
- And many other websites and sub-portals

### I.1.2. General Strategy

As to its strategic vision, Yatinoo plans to:

1. Hoist the portal to the number one position in the Arab world and African continent within two (2) years;
2. Draw 1 to 5 million users within one year;
3. Become one of the most important media companies in the Middle east and Africa;
4. Be the leader in discovering and launching young talents in various art areas (music, painting, theatre...).

Dedicated to the Arab and African world, the products and services will at first be launched in 7 countries at least, before including several others in the short run. The countries selected for the start are: **Tunisia, Morocco, Egypt, Senegal, Lebanon, United Arab Emirates and Saudi Arabia**.

Making the group international will be concretely reflected by the effective inception of representations in each target country.

## I.2. Market survey:

### I.2.1. Internet market

Within a few years, the Internet managed to reinforce its status as a powerful platform that has transformed our habits of communication and business dealings.

Undoubtedly, the Internet has now become the most democratic means of all mass media; it is the worldwide source for all types of information. Indeed, with a minimum investment, any literate person can directly and easily access the World Wide Web.

The Internet is still expanding day by day, achieving a constantly growing penetration rate all over the world.

Regarding the expected profitability of the Media services operation, online advertising will unquestionably represent the most significant source of income. Actually, this mode has quickly become one of the most appreciated means by advertisers, ousting the classical means such as the press, radio and at a lesser extent TV.

### I.2.2. Target markets

Statistically, the Internet market in these seven countries where Yatinoo aspires to be present in the near future, does not call on any special comments compared to the general trend observed on the global market in Africa and the Middle East. However, it is worth noting that these countries are technologically advanced compared to neighboring countries and pledge an interesting growth of Internet use owing to governments' will to minimize the technological divide and catch up the delay in terms of Internet penetration compared to other regions of the world, such as Europe or North America.

Here follows a global analysis of the Internet market in these seven countries selected for the launching of Yatinoo services:

- The seven countries have had a total number of 16 million Internet users to June 2007, i.e. 30% of the total target market (Africa and Middle East);
- The Internet penetration rates are basically the highest in the target market. They range between 33% in the United Arab Emirates and 4.9% in Senegal. The general average of the Internet use penetration observed in such countries is about 14%;
- The growth rate of Internet use between 2000 and 2007 is striking. The highest rate is achieved in Morocco (4500%), whereas the growth average is around 1250%, which proves one of the most promising potentials.

### I.2.3. Risk factors

There are several known risk factors that the management is aware of i.e.:

⇒ Business-related risks :
- data security-related risks,
- staff-related risks,
- public image-related risks,
- growth management-related risks

⇒ Market-related risks:
- Fast technological progresses and new standards,
- Emergence of new competitors and deterioration of the market conditions,
- Legal and regulatory uncertainties,
- Yatinoo's appreciation by the market.

## I.3. Organizational aspects:

### I.3.1. Organizational structure

YATINOO International SA organizational structure includes a Board of Directors, a team of executives and technical and operations personnel over the planning period.


Yatinoo, INC.
Boston / USA
Yatinoo International SA
Malaga / Spain
YATINOO MAGHREB
YATINOO MIDDLE EAST
YATINOO AFRICA
Yatinoo Maroc SARL
Tanger / Morocco
Yatinoo Emirates Ltd.
to be incorporated soon in Dubai
Yatinoo Senegal SARL
Dakar / Senegal

### I.3.2. Executives and managers

**Yatinoo Inc.'s Board** is composed of:

- Mr. Khaled AKID, President & CEO
- Mr. Ruediger SCHILD, Vice-President
- Mr. Marshall S. STERMAN, Director, Member of the Board
- Dr. Michael J. MAGLIOCHETTI, Director, Member of the Board
- Mr. Youness DOUIRI, COO (Chief Operations Officer)
- Mr. Antonio J. GALVEZ, CFO (Chief Financial Officer)

**Yatinoo International's Advisory Board** is composed of:

- Mr. Suresh KODKANI, Chairman of the Advisory Board
- Mr. Michael VERSCHUEREN, Member of the Advisory Board

**Yatinoo International's Management** is composed of:

- Mr. Khalid Zaggaf, CEO
- Mr. Adil Mellal, CCO (Chief Content Officer)
- Mr. Mohamed Agness, CTO (Chief Technical Officer)
- Mr. Rachid Chrifl Alaoui, CMO (Chief Marketing Officer)

## II. HISTORICAL FINANCIAL DATA:

### II.1. Income Statement

**YATINOO GROUP CONSOLIDATED INCOME STATEMENT (in USD) at 30th of June 2008**

| Income Statement | Dec 2007 | June 2008 |
|---|---|---|
| **Continuing operations** | | |
| Sale of Goods | (29,154.92) | - |
| Rendering of services | - | (1,575,300.00) |
| Rental income | - | - |
| **Revenue** | **(29,154.92)** | **(1,575,300.00)** |
| | | |
| Cost of Sales | - | - |
| **Gross Profit** | **(29,154.92)** | **(1,575,300.00)** |
| | | |
| Other income | - | (209,514.90) |
| Selling and distribution costs | - | - |
| Administrative expenses | 6,536.14 | 75,666.70 |
| Other Expenses | 254,528.75 | 1,860,149.21 |
| **Operating Profit** | **231,909.97** | **151,001.00** |
| | | |
| Finance revenue | (1.01) | (1.10) |
| Finance costs | 46.23 | 4,371.83 |
| Share of profit/loss of an associate | - | - |
| **Profit before tax** | **231,955.19** | **155,371.73** |
| | | |
| Income tax expense | - | - |
| **Profit for the year from continuing operations** | **231,955.19** | **155,371.73** |
| | | |
| **Discontinued operation** | **-** | **-** |
| | | |
| Loss after tax for the year from discontinued operation | - | - |
| **PROFIT FOR THE YEAR** | **231,955.19** | **155,371.73** |

Exchange Rate EUR/USD as at 31st of December 2007 = **1.45880**

Exchange Rate EUR/USD as at 30th of June 2008 = **1.57530**

## II.2. Balance Sheet

**Yatinoo Group CONSOLIDATED BALANCE SHEET (in USD) at 30th of June 2008**

| Balance Sheet | Dec 2007 | June 2008 |
|---|---|---|
| **ASSETS** | | |
| **Non-current assets** | | |
| Property, plant and equipment | 87,758.40 | 118,615.33 |
| Investment properties | - | - |
| Intangible assets | 161,439.50 | 370,206.69 |
| Investment in an associate | - | - |
| Available-for-sale investments | - | - |
| Other financial assets | 0.00 | (0.00) |
| Deferred tax asset | - | - |
| | 249,197.91 | 488,822.01 |
| **Current Assets** | | |
| Inventories | - | - |
| Trade and other receivables | 5,489.79 | 245,058.07 |
| Prepayments | - | 8,431.67 |
| Derivative financial instruments | - | - |
| Cash and short-term deposits | 89,364.50 | 20,279.67 |
| | 94,854.28 | 273,769.41 |
| Assets of disposal group classified as held for sale | - | - |
| **TOTAL ASSETS** | **344,052.19** | **762,591.42** |
| **EQUITY AND LIABILITIES** | | |
| **Equity attributable to equity holders of the parent** | **-** | **-** |
| Issued capital | (4,494.12) | (157,530.02) |
| Share premium | - | - |
| Treasury shares | - | - |
| Other capital reserves | 60.13 | 645.05 |
| Retained earnings | 231,955.19 | 405,850.91 |
| Other reserves | - | (883.44) |
| | 227,521.20 | 248,082.51 |
| Minority interests | - | (110.11) |
| Total equity | 227,521.20 | 247,972.40 |
| **Non-current liabilities** | | |
| Interest-bearing loans and borrowings | - | - |
| Provisions | - | - |
| Government grants | - | - |
| Other liabilities | - | - |
| Deferred tax liability | - | - |
| **Current liabilities** | | |
| Trade and other payables | (511,394.97) | (840,361.89) |
| Interest-bearing loans and borrowings | (60,178.42) | (170,201.92) |
| Derivative financial instruments | - | - |
| Government grants | - | - |
| Income tax payable | - | - |
| **Total liabilities** | **(571,573.39)** | **(1,010,563.81)** |
| **TOTAL EQUITY AND LIABILITIES** | **(344,052.19)** | **(762,591.42)** |

# III. COMPANY EVALUATION:

## III.1. Selected method and value range

| Method | Value | Value at -5% | Value at +5% |
|---|---|---|---|
| Discounted Cash-Flow Method | $ 153,738,703 | $ 146,051,768 | $ 161,425,638 |

Exchange Rate EUR/USD as at 31st of October 2008 = **1.2737**

**The business value of Yatinoo International Group to October 31th, 2008 is between US$ 146,051,768 and US$ 161,425,638 .**

## III.2. Value range justification

In order to rationalize the definition of Yatinoo International range, we suggest a value range, set up according to methods adjusted to the company's status.

In the present case, the methodology likely to determine the value range entails the collection of findings of the various evaluation methods and the selection of the weighted average value.

Therefore, the value range derives from the weighted average value of the selected methods, to which a variation range is applied (low range expressed at -5% of the weighted average, high range expressed at +5% of the weighted average).

## III.3. Selection of the evaluation method

YATINOO INTERNATIONAL SA evaluation has been carried out using the **Forecasted Method (The Discounted Cash Flow Method).**

This method enables placing the business value according to its future. The evaluation is then achieved in accordance with flows produced by the company, once the investments and growth are ensured. We will therefore put more emphasis on the future earning power, relying on YATINOO INTERNATIONAL SA's productivity forecasts, such as introduced in the documents submitted (cf. Appendices).

Such method enables positioning the business price, according to its future rather than to its past. This is more suitable to the case of YATINOO Group. The selected method here is that of cash flow discounting, taking its hypotheses in operating elements and is, as such, less dependent on political decisions. The evaluation is carried out according to flows generated by the company once the investments and growth are ensured.

Such method presumes that the overall activity of a company is equal to the present value of cash flows it will highlight over the coming years.

## III.4. Scopes of evaluation bases

### III.4.1. Risk Approach: Defining the Discount Rate

Determining the Discount Rate is based on the following hypotheses related to:

- Risk-free interest rate (10-year Treasury Bond in Spain[1]): 4,389%
- Risk premium : The visibility being good enough and the forecasts considered reliable, we can consider risk premium of 50%

The Discount Rate is then equal to 6,584%.

### III.4.2. Other data and hypotheses

- Intangible fixed assets are related to the Internet platform developed by Yatinoo and which consists of a main portal and all specialized sub-sites. The book value of this asset is US$ 370,206.53. The actual value of this platform was estimated at US$ 2,362,950.
- A flat earnings tax rate at 35% will be collected.
- The duration of forecasts taken in consideration is 5 years.
- As to the DCF method:
  - The evaluation is carried out based on available forecasted figures provided by the company (from 2008 to 2012), that are supposed to be reliable.
  - The profits accumulated after the end of the planned period 2012 are not taken into consideration. In other respects, a resale value by the end of the third year of forecasts has been taken into consideration.
  - The weighted average rate of debt taken into account is 5%.
  - The growth rate of DCF after the 5th year is supposed to be null.
  - The forecasted amounts of investments and working capital requirement have been determined so as to keep the same depreciation/investment ratios observed in the past.

[1] Source : http://www.tesoro.es/sp/index.asp

## IV. APPENDICES:

Forecasted flows chart - Income Statement (2008-2012)

| (Figures in thousands US$) | 2008 | 2009 | 2010 | 2011 | 2012 |
|---|---|---|---|---|---|
| **Revenues** | **2,707** | **13,560** | **32,953** | **83,193** | **178,728** |
| **Direct Costing** | | | | | |
| Traffic Acquisition Costs (Ads) | 1,083 | 5,143 | 12,621 | 32,436 | 69,810 |
| SMS received for Voting and Competition Programs | | 96 | 191 | 287 | 573 |
| **Total Direct Costs** | **1,083** | **5,239** | **12,812** | **32,723** | **70,383** |
| **Gross Margin** | **1,624** | **8,320** | **20,141** | **50,469** | **108,345** |
| *% Gross Margin* | 60% | 61% | 61% | 61% | 61% |
| **Operative expenses** | | | | | |
| Research & development | 53 | 232 | 529 | 1,095 | 3,481 |
| Sales & marketing | 2,211 | 5,155 | 10,019 | 19,456 | 29,021 |
| General & administrative | 744 | 2,275 | 3,326 | 4,180 | 4,873 |
| **Total costs and expenses** | **3,008** | **7,661** | **13,873** | **24,731** | **37,374** |
| *% Operative costs and expenses* | 111% | 56% | 42% | 30% | 21% |
| Interest income (expense) and other | | | 56 | 99 | 149 |
| **Income from operations** | **-1,385** | **660** | **6,324** | **25,837** | **71,121** |
| *% EBIT* | -- | 5% | 19% | 31% | 40% |
| Income taxes (15%) | | 99 | 949 | 3,876 | 10,669 |
| **Net income (loss)** | **-1,385** | **560** | **5,430** | **21,961** | **60,601** |

Source: Yatinoo Group Business Plan

Exchange Rate EUR/USD as at 31st of October 2008 = **1.2737**